UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 14, 2002


                          The Chalone Wine Group, Ltd.
                   ___________________________________________
               (Exact Name of Registrant as Specified in Charter)


        California                    0-13406                  94-1696731
  _______________________     _______________________    _______________________
      (State or Other               (Commission             (IRS Employer
Jurisdiction of Incorporation)      File Number)           Identification No.)


          621 Airpark Road
          Napa, California                                 94558
  ____________________________________       ___________________________________
 (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code 707-254-4200
                                                   ________________________


Item 5. Other Events.


The Chalone Wine Group, Ltd. released the following information on March 14,
2002:

  THE CHALONE WINE GROUP'S ANNUAL SHAREHOLDER BUSINESS MEETING WILL BE JUNE 6, 2002
  ____________________________________________________________________________


Napa, CA. March 14, 2002. The Chalone Wine Group (CWG) (NASDAQ: CHLN) will hold its annual shareholder business meeting on Thursday, June 6, 2002, starting at 2 p.m. Pacific Time at the Company's offices at 621 Airpark Road, Napa, California, announced President and CEO Thomas B. Selfridge. The meeting had been previously scheduled for May 16, 2002.

The business meeting date was pushed back to encourage the attendance of as many Shareholders as possible. The originally announced date was the Thursday before CWG's Annual Shareholders' Celebration, which will be held in Soledad, CA on Saturday, May 18, 2002. "We had originally set the date for the same weekend as the Celebration to make it easier for Shareholders to attend both events,"

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explained Selfridge. "What we quickly found out was Shareholders didn't want to travel to Napa for the business meeting and then have to immediately go to Soledad for our Celebration. So, we've moved back the date for the business meeting."

The Company recently changed its fiscal year end from March 31 to December 31. As a result, the date for the Company's annual Shareholder business meeting is in June, instead of meeting in August, as in the past.

The date of record for voting at the annual shareholder business meeting is April 7, 2002. Proxy materials and the Company's annual report for its nine-month transition period ending December 31, 2001, will be mailed in late April 2002.


Chalone Wine Group, Ltd. is a Napa-based company specializing in premium red and white varietal wines. In California, the Company owns and operates Moon Mountain Vineyard, Carmenet(R) Vineyards, and Dynamite Vineyards in Sonoma County; Chalone Vineyard(R) in Monterey County, Acacia(TM) Winery in the Carneros District of Napa County, and Provenance Vineyards(TM), Hewitt Vineyard and Jade Mountain in Napa County. In conjunction with its 50 percent joint-venture partner, Paragon Vineyard Co., the Company also owns and operates Edna Valley Vineyard(R) in San Luis Obispo County. In Washington State, the Company owns and operates Sagelands Vineyard(TM) and Canoe Ridge Vineyard(R). Additionally, the Company produces and markets wines under the brand name Echelon Vineyards. In the Bordeaux region of France, the Company owns 23.5 percent of the fourth-growth estate of Chateau Duhart-Milon, in partnership with Domaines Barons de Rothschild (Lafite) which owns the other 76.5 percent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  The Chalone Wine Group, Ltd.
                                                         (Registrant)



                                               By: /s/ SHAWN M. CONROY BLOM
                                                   _____________________________
                                                   Shawn M. Conroy Blom
                                                   Chief Financial Officer

Dated:  [March 18, 2002]


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